UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ANSYS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ANSYS, Inc.

Southpointe

275 Technology Drive

Canonsburg, PA 15317

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF ANSYS, INC.

TO BE HELD ON WEDNESDAY, MAY 14, 2008*

Shareholder Address area

        Restricted Area

Dear ANSYS, Inc. Stockholder:

The 2008 Annual Meeting of Stockholders of ANSYS, Inc. (the “Company”) will be held on Wednesday, May 14, 2008, at 2:00 p.m. Eastern Time, at the Southpointe Club located at Southpointe, 360 Southpointe Boulevard in Canonsburg, Pennsylvania (the “Annual Meeting”). Should you choose to attend the Annual Meeting and vote in person, directions are provided on the reverse side of this card.

Proposals to be considered at the Annual Meeting:

(1)	to elect three Class III Directors for a three-year term;

(2)	to ratify the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm; and

(3)	to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of the Company recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on March 18, 2008 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

*	Approximate date of mailing to stockholders of this Notice of Internet Availability of the Company’s Proxy materials (“Notice”) is April 3, 2008.

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO

OBTAIN YOUR PROXY MATERIALS, WHICH IS DIFFERENT FROM PRIOR YEARS

You will be able to vote your proxy while viewing the proxy materials on the Internet. To do so, you will be asked to enter the 11-digit control number printed on the bottom right corner of this Notice.	Control Number Restricted Area

Important Notice Regarding the Internet Availability of Proxy Materials for ANSYS, Inc.’s Annual Meeting of Stockholders to be Held on Wednesday, May 14, 2008.

• This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

• The Company’s Notice of Meeting, Proxy Statement, Annual Report, Proxy Card and access to the Proxy Voting Site are available to you at: http://bnymellon.mobular.net/bnymellon/anss/index.html

• If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2008 to facilitate timely delivery.

You can request a paper copy of the proxy materials in one of three ways:

1.	By calling 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688);

2.	By sending an email to: shrrelations@bnymellon.com; or

3.	By logging onto: http://bnymellon.mobular.net/bnymellon/ANSS.

MAKE SURE TO HAVE THIS NOTICE AVAILABLE WHEN YOU:

• Request a paper copy of the proxy materials; • When you want to view your proxy materials online; or • When you want to vote your proxy electronically.

DRIVING DIRECTIONS:

From Pittsburgh, PA:

•	From Pittsburgh, follow directions to I-79 South, towards Washington.

•	From I-79 South, take Exit 48 (Southpointe).

•	Make a right turn at the end of the exit ramp onto Southpointe Blvd.

•	Follow Southpointe Blvd. until you come to the first stop sign.

•	Make a left turn into the Southpointe Club parking lot.

From Pittsburgh International Airport:

•	Leaving the airport, follow the signs that direct you toward Pittsburgh.

•	Traveling approximately 10 miles, take I-79 South, towards Washington.

•	From I-79 South, take Exit 48 (Southpointe).

•	Make a right turn at the end of the exit ramp onto Southpointe Blvd.

•	Follow Southpointe Blvd. until you come to the first stop sign.

•	Make a left turn into the Southpointe Club parking lot.

From Washington, PA:

•	From Washington, follow directions to I-79 North, towards Pittsburgh.

•	From I-79 North, take Exit 48 (Southpointe).

•	Make a left turn at the end of the exit ramp onto Southpointe Blvd.

•	Follow Southpointe Blvd. until you come to the first stop sign.

•	Make a left turn into the Southpointe Club parking lot.